                                                                      EXHIBIT 99
                                                                      ----------
                      [LETTERHEAD OF IKON APPEARS HERE]


     News Release
     ---------------------------------------------------------------------------

Contacts:

     Michael N. Kilpatric  Steven K. Eck   Suzanne C. Shenk   Susan G. Gaffney
     News Media            News Media      Investor Relations Investor Relations
     610-408-7294          610-408-7295    610-408-7290       610-408-7292
     mkilpatric@ikon.com   seck@ikon.com   sshenk@ikon.com    sgaffney@ikon.com

                        IKON OFFICE SOLUTIONS ANNOUNCES

                            THIRD QUARTER EARNINGS

            Achieves Revised Earnings Target Announced in Mid-June

                       Continues on Strong Growth Track

     Valley Forge, Pennsylvania---July 17, 1997---IKON Office Solutions
(NYSE: IKN) today announced that earnings per share from continuing operations in the third quarter, ended June 30, 1997, were $0.30, excluding transformation costs. The results meet the revised earnings expectations announced in mid-June when IKON said it was lowering third quarter expectations due to short-term issues related to the acceleration of its business transformation process. Earnings per share from continuing operations for the same quarter in 1996 were $0.32, excluding transformation costs.

     Revenues in the fiscal 1997 third quarter increased 24 percent to $1.3 billion, and income from continuing operations was $45.1 million, excluding transformation costs, down from $47.3 million, excluding transformation costs, in the same period last year. Including approximately $23 million in transformation costs, net income for the third quarter in fiscal 1997 was $30.1 million and earnings per share were $0.19.

     "IKON continues to demonstrate strong revenue growth, and our business remains healthy," said John E. Stuart, IKON's chairman and chief executive officer. "As we commented in June, we did underestimate the short-term impact of accelerated transformation on our copier business and have moved to address problems in that area.

                                    - more -

Outsourcing and technology services, our newer businesses, continue to perform well. Our business strategy of providing total office technology solutions from copiers and printers to computer networks and imaging services is on track and being embraced by our customers."

     The third quarter results reflect both lower sales productivity in certain copier marketplaces due to an emphasis on transformation activities and increased SG&A (selling, general and administrative) expenses resulting from parallel operations which the company expects to eliminate as the transformation process proceeds. The internal revenue growth rate in North America for the quarter was 12 percent, while the overall internal revenue growth rate was 10 percent, reflecting the impact of operations in the United Kingdom.

     IKON acquired 17 companies during the third quarter for a total of 64 acquisitions for the first nine months of fiscal 1997. The 64 acquisitions represent approximately $450 million in revenues of the acquired companies for the year preceding their purchase and include 23 systems integration companies, 20 outsourcing and imaging companies, and 21 office equipment companies. As part of its strategy to grow by meeting the total office solutions needs of its customers, IKON continues to aggressively acquire systems integration and outsourcing/imaging capabilities in addition to expanding its traditional office equipment base.

     Also during the quarter, IKON repurchased 4.4 million shares of its common stock under the stock repurchase program initiated by the company in April 1997.

Nine Month Results
------------------

     For the first nine months of the fiscal year, revenues totaled $3.7 billion, 26 percent higher than the same period last year. Excluding transformation costs and a one-time, first quarter charge for the extinguishment of debt, income from continuing operations in the first nine months of fiscal 1997 was $153 million, a 19 percent increase over last year's first nine months. Earnings per share, on the same basis, rose 17 percent to $1.03 from $0.88 in the first nine months of last year. Including transformation costs and the one-time charge, net income for the nine month period in fiscal 1997 was $97.4 million and earnings per share for the same period were $0.62.

                                   - more -

Transformation Program Designed to Improve Margins
--------------------------------------------------

     IKON's transformation program includes a variety of activities designed to lower administrative costs and improve margins. These activities include consolidating purchasing, inventory control, logistics, and other activities into 13 customer service centers in the U.S., establishing a single financial processing center, building a common information technology system, adopting a common name, and creating sales and service marketplaces.

     "The focus of our transformation, which will be substantially completed by October 1998, is to change our infrastructure and processes so that we can take full advantage of the high-growth, service-oriented markets in which we compete," said Stuart. "By accelerating the transformation and offering a total solutions strategy, we are confident the result will be significant growth and increased shareholder value."

     IKON Office Solutions (http://www.ikon.com) is one of the world's leading office technology companies providing customers with total office solutions from copier and printing systems, computer networking and digital document services to copy center management, technology training and electronic file conversion. With fiscal 1996 revenues of more than $4 billion, IKON Office Solutions has more than 900 locations in the U.S., Canada, Mexico, the United Kingdom, France, Germany and Denmark.

     This news release includes information which may constitute forward-looking statements made pursuant to the safe harbor provisions of the federal securities laws. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information is subject to risks and uncertainties such as those relating to managing an aggressive program to acquire and integrate new companies; conducting activities in a competitive environment; delays, difficulties, management transitions and employment issues associated with IKON's transformation; and general economic conditions. Therefore, actual results may differ materially from the forward-looking statements.



                                     # # #

IKON Office Solutions, Inc.
---------------------------


FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                       Three Months Ended June 30
                                                           ----------------------------------------------
                                                                1997            1996           % Change
                                                           -------------    -------------    ------------
Revenues
Net sales                                                  $    751,481     $    615,245          22.1 %
Service and rentals                                             505,375          403,794          25.2
Finance income                                                   59,450           40,086          48.3
-----------------------------------------------------------------------------------------
                                                              1,316,306        1,059,125          24.3
-----------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                              475,897          387,266          22.9
Service and rental costs                                        251,838          194,553          29.4
Finance interest expense                                         26,350           17,334          52.0
Selling and administrative                                      474,541          372,148          27.5
Transformation costs                                             22,961            5,628
-----------------------------------------------------------------------------------------
                                                              1,251,587          976,929          28.1
-----------------------------------------------------------------------------------------

Operating income                                                 64,719           82,196         (21.3)
Interest expense                                                 12,089            9,435
-----------------------------------------------------------------------------------------
Income from continuing operations before taxes                   52,630           72,761         (27.7)
Taxes on income                                                  22,502           29,105         (22.7)
-----------------------------------------------------------------------------------------
Income from continuing operations                                30,128           43,656         (31.0)
Discontinued operations                                                          (20,143)
-----------------------------------------------------------------------------------------
Net income                                                       30,128           23,513
-----------------------------------------------------------------------------------------

Less preferred dividends                                          4,885            4,885
-----------------------------------------------------------------------------------------
Available to common shareholders                           $     25,243     $     18,628
                                                           =============    =============

Earnings Per Share
Continuing operations                                             $0.19            $0.30         (36.7)%
Discontinued operations                                                           ($0.16)
-----------------------------------------------------------------------------------------
                                                                  $0.19            $0.14
                                                           =============    =============

Average Shares Outstanding                                      133,552          130,955           2.0 %
                                                           =============    =============

Continuing Operations Analysis:
      Gross profit %, net sales                                    36.7%            37.1%
      Gross profit %, service and rentals                          50.2%            51.8%
      Gross profit %, finance subsidiaries                         55.7%            56.8%
      Total gross profit %                                         42.7%            43.4%
      SG&A as a % of revenue                                       36.0%            35.1%
      Operating income % of revenue                                 4.9%             7.8%
      Oper inc % of rev, excl trans costs                           6.7%             8.3%

IKON Office Solutions, Inc.
---------------------------
FINANCIAL SUMMARY (in thousands, except earnings per share)


                                                                  Nine Months Ended June 30
                                                         --------------------------------------------
                                                              1997             1996          % Change
                                                         ------------     ------------       --------
Revenues
Net sales                                                $  2,134,861     $  1,715,263         24.5 %
Service and rentals                                         1,439,528        1,152,285         24.9
Finance income                                                160,211          107,517         49.0
--------------------------------------------------------------------------------------
                                                            3,734,600        2,975,065         25.5
--------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                          1,350,623        1,114,398         21.2
Service and rental costs                                      707,288          552,290         28.1
Finance interest expense                                       69,731           48,073         45.1
Selling and administrative                                  1,320,619        1,022,093         29.2
Transformation costs                                           98,494           11,931
--------------------------------------------------------------------------------------
                                                            3,546,755        2,748,785         29.0
--------------------------------------------------------------------------------------

Operating income                                              187,845          226,280        (17.0)
Interest expense                                               31,895           25,942
--------------------------------------------------------------------------------------
Income from continuing operations before taxes
     and extraordinary loss                                   155,950          200,338        (22.2)
Taxes on income                                                66,548           79,259        (16.0)
--------------------------------------------------------------------------------------
Income from continuing operations before
      extraordinary loss                                       89,402          121,079        (26.2)
Discontinued operations                                        20,151           34,717
--------------------------------------------------------------------------------------
Income before extraordinary loss                              109,553          155,796
Extraordinary loss from early extinguishment
      of debt, net of tax benefit                             (12,156)
--------------------------------------------------------------------------------------
Net income                                                     97,397          155,796
--------------------------------------------------------------------------------------

Less preferred dividends                                       14,655           17,434
--------------------------------------------------------------------------------------
Available to common shareholders                         $     82,742     $    138,362
                                                         ============     ============


Earnings (Loss) Per Share
Continuing operations                                           $0.56            $0.82        (31.7)%
Discontinued operations                                         $0.15            $0.28
Extraordinary loss                                             ($0.09)
--------------------------------------------------------------------------------------
                                                                $0.62            $1.10
                                                         ============     ============


Average Shares Outstanding                                    134,669          126,204          6.7 %
                                                         ============     ============

Continuing Operations Analysis:
      Gross profit %, net sales                                  36.7%            35.0%
      Gross profit %, service and rentals                        50.9%            52.1%
      Gross profit %, finance subsidiaries                       56.5%            55.3%
      Total gross profit %                                       43.0%            42.4%
      SG&A as a % of revenue                                     35.3%            34.4%
      Operating income % of revenue                               5.0%             7.6%
      Oper inc % of rev, excl trans costs                         7.7%             8.0%

July 17, 1997




Attached are supplemental financial summaries of IKON Office Solutions for the third quarter of 1997 and the nine months year-to-date, excluding the effect of transformation costs on operating income.

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.

This schedule presents the financial results of IKON Office Solutions, Inc. excluding the transformation costs amounting to ($.11) per share in the third quarter of fiscal 1997 and ($.02) in the third quarter of fiscal 1996.

IKON Office Solutions, Inc.
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)


                                                                     Three Months Ended June 30
                                                          ----------------------------------------------
                                                               1997            1996          % Change
                                                          --------------  --------------  --------------
Revenues
Net sales                                                 $    751,481    $    615,245         22.1 %
Service and rentals                                            505,375         403,794         25.2
Finance income                                                  59,450          40,086         48.3
----------------------------------------------------------------------------------------
                                                             1,316,306       1,059,125         24.3
----------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                             475,897         387,266         22.9
Service and rental costs                                       251,838         194,553         29.4
Finance interest expense                                        26,350          17,334         52.0
Selling and administrative                                     474,541         372,148         27.5
----------------------------------------------------------------------------------------
                                                             1,228,626         971,301         26.5
----------------------------------------------------------------------------------------

Operating income                                                87,680          87,824         (0.2)
Interest expense                                                12,089           9,435
----------------------------------------------------------------------------------------
Income from continuing operations before taxes                  75,591          78,389         (3.6)
Taxes on income                                                 30,538          31,075         (1.7)
----------------------------------------------------------------------------------------
Income from continuing operations                               45,053          47,314         (4.8)
Discontinued operations                                                        (20,143)
----------------------------------------------------------------------------------------
Net income                                                      45,053          27,171
----------------------------------------------------------------------------------------

Less preferred dividends                                         4,885           4,885
----------------------------------------------------------------------------------------
Available to common shareholders                          $     40,168    $     22,286
                                                          ============    ==============

Earnings Per Share
Continuing operations                                            $0.30           $0.32         (6.3)%
Discontinued operations                                                         ($0.15)
----------------------------------------------------------------------------------------
                                                                 $0.30           $0.17
                                                          ============    ==============

Average Shares Outstanding                                     133,552         130,955          2.0 %
                                                          ============    ==============

Continuing Operations Analysis:
      Gross profit %, net sales                                   36.7%           37.1%
      Gross profit %, service and rentals                         50.2%           51.8%
      Gross profit %, finance subsidiaries                        55.7%           56.8%
      Total gross profit %                                        42.7%           43.4%
      SG&A as a % of revenue                                      36.0%           35.1%
      Operating income % of revenue                                6.7%            8.3%

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.

This schedule presents the financial results of IKON Office Solutions, Inc. excluding the transformation costs amounting to ($.47) per share in the first nine months of fiscal 1997 and ($.06) in the first nine months of fiscal 1996.

IKON Office Solutions, Inc.
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                     Nine Months Ended June 30
                                                             ------------------------------------------
                                                                 1997           1996          % Change
                                                             ------------    -----------    -----------
Revenues
Net sales                                                   $  2,134,861   $  1,715,263        24.5 %
Service and rentals                                            1,439,528      1,152,285        24.9
Finance income                                                   160,211        107,517        49.0
----------------------------------------------------------------------------------------
                                                               3,734,600      2,975,065        25.5
----------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                             1,350,623      1,114,398        21.2
Service and rental costs                                         707,288        552,290        28.1
Finance interest expense                                          69,731         48,073        45.1
Selling and administrative                                     1,320,619      1,022,093        29.2
----------------------------------------------------------------------------------------
                                                               3,448,261      2,736,854        26.0
----------------------------------------------------------------------------------------

Operating income                                                 286,339        238,211        20.2
Interest expense                                                  31,895         25,942
----------------------------------------------------------------------------------------
Income from continuing operations before taxes
    and extraordinary loss                                       254,444        212,269        19.9
Taxes on income                                                  101,021         83,435        21.1
----------------------------------------------------------------------------------------
Income from continuing operations before
    extraordinary loss                                           153,423        128,834        19.1
Discontinued operations                                           20,151         34,717
----------------------------------------------------------------------------------------
Income before extraordinary loss                                 173,574        163,551
Extraordinary loss from early extinguishment
    of debt, net of tax benefit                                  (12,156)
----------------------------------------------------------------------------------------
Net income                                                       161,418        163,551
----------------------------------------------------------------------------------------

Less preferred dividends                                          14,655         17,434
----------------------------------------------------------------------------------------
Available to common shareholders                            $    146,763   $    146,117
                                                             ============   ============

Earnings (Loss) Per Share
Continuing operations                                              $1.03          $0.88        17.0 %
Discontinued operations                                            $0.15          $0.28
Extraordinary loss                                                ($0.09)
----------------------------------------------------------------------------------------
                                                                   $1.09          $1.16
                                                             ============   ============

Average Shares Outstanding                                       134,669        126,204         6.7 %
                                                             ============   ============

Continuing Operations Analysis:
   Gross profit %, net sales                                        36.7%          35.0%
   Gross profit %, service and rentals                              50.9%          52.1%
   Gross profit %, finance subsidiaries                             56.5%          55.3%
   Total gross profit %                                             43.0%          42.4%
   SG&A as a % of revenue                                           35.3%          34.4%
   Operating income % of revenue                                     7.7%           8.0%

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.